UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 9, 2022

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On August 8, 2022, Entergy Corporation (the “Company” or “Entergy”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 (No. 333-266624) (the “New Registration Statement”), which became effective upon filing. The New Registration Statement replaced the Company’s Registration Statement on Form S-3 (No. 333-233403) filed with the SEC on August 22, 2019 (the “Prior Registration Statement”), which was scheduled to expire on August 22, 2022. The Prior Registration Statement was deemed terminated upon the effectiveness of the New Registration Statement on August 8, 2022.

On August 9, 2022, in connection with the filing of the New Registration Statement, the Company filed a prospectus supplement (the “ATM Prospectus Supplement”) relating to the offering of the Company’s common stock, par value $0.01 per share (the “Common Stock”) with an aggregate offering price of up to $1,116,396,318, pursuant to the Equity Distribution Sales Agreement, dated January 11, 2021, as supplemented to increase the aggregate offering price thereunder (the “Sales Agreement”), with BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as sales agents and as forward sellers, and Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, National Association, New York Branch, Mizuho Markets Americas LLC (with Mizuho Securities USA LLC acting as agent) and Wells Fargo Bank, National Association, as forward purchasers. The ATM Prospectus Supplement continues an offering, from time to time, of Common Stock having an aggregate offering price of up to $1,116,396,318 previously registered pursuant to the Prior Registration Statement. The offering of the Common Stock will be made pursuant to the New Registration Statement, a base prospectus dated August 8, 2022, and the ATM Prospectus Supplement. The Company has no obligation to offer or sell any Common Stock under the Sales Agreement and may at any time suspend offers under the Sales Agreement. As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, in addition to settlement of existing forward sale agreements, the Company currently expects to issue approximately $320 million of equity through 2024.

In connection with the issuance and sale of the shares of Common Stock, the Company is also filing a legal opinion regarding the validity of the shares of Common Stock as Exhibit 5.01 for the purpose of incorporating the opinion into the New Registration Statement.

Cautionary Note Regarding Forward-Looking Statements

In this Current Report on Form 8-K, Entergy’s statement regarding its remaining equity needs is a “forward-looking statement” within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on this forward-looking statement, which applies only as of the date of this Current Report on Form 8-K. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise this forward-looking statement, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this news release and in Entergy’s most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q, and Entergy’s other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with (1) rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent or on the timeline anticipated by the utility company subsidiaries and (2) implementation of the ratemaking effects of changes in law; (c) uncertainties associated with (1) realizing the benefits of its resilience plan, including impacts of the frequency and intensity of future storms and storm paths, as well as the pace of project completion and (2) efforts to remediate the effects of major storms and recover related restoration costs; (d) risks associated with operating nuclear facilities, including plant relicensing, operating, and regulatory costs and risks; (e) changes in decommissioning trust fund values or earnings or in the timing or cost of decommissioning Entergy’s nuclear plant sites; (f) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (g) risks and uncertainties associated with executing on business strategies, including strategic transactions that Entergy or its subsidiaries may undertake and the risk that any such transaction may not be completed as and when expected and the risk that the anticipated benefits of the transaction may not be realized; (h) impacts from terrorist attacks, geopolitical conflicts, cybersecurity threats, data security breaches, or other attempts to disrupt Entergy’s business or operations, and/or other catastrophic events; (i) the direct and indirect impacts of the COVID-19 pandemic on Entergy and its customers; and (j) effects on Entergy or its customers of (1) changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies, (2) the effects of changes in commodity markets, capital markets, or economic conditions, and (3) the effects of technological change, including the costs, pace of development and commercialization of new and emerging technologies.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

5.01	Opinion of Morgan, Lewis & Bockius LLP relating to the Common Stock.

23.01	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Common Stock (included in Exhibit 5.01).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
(Registrant)
Date: August 9, 2022
/s/ Barrett E. Green
(Signature) Barrett E. Green Vice President and Treasurer